EXHIBIT 99.1
The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Financial Information
The accompanying unaudited pro forma condensed consolidated financial information has been prepared to reflect the July 1, 2008 (the “Distribution Date”) distribution by The E.W. Scripps Company (the “Company”) of all the shares of Scripps Networks Interactive, Inc. (“SNI”) to the Company’s shareholders (the “SNI Spin-Off”). On the Distribution Date, the Company distributed one Class A Common Share of SNI for each Class A Common Share of the Company and one Common Voting Share of SNI for each Common Voting Share of the Company held on June 16, 2008, the record date of the SNI Spin-Off. The Company has received a ruling from the Internal Revenue Service that, based on customary representations and qualifications, the distribution will be tax-free to the Company’s shareholders for U.S. federal income tax purposes. SNI Class A common shares are listed on the New York Stock Exchange under the ticker symbol “SNI”.
The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 and the unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2008 and for the years ended December 31, 2007, 2006 and 2005 have been derived from our historical financial statements and adjusted to give effect to the following transactions, all of which were consummated in connection with the SNI Spin-Off (which will be accounted for as discontinued operations in the third quarter 2008 in accordance with Statement of Financial Accounting Standards No. 144 — Accounting for the Impairment or Disposal of Long-Lived Assets):
–	The receipt of special cash dividend from SNI of approximately $430 million;

–	The repayment of our corporate debt and accrued interest;

–	The initial borrowing under our $200 million credit facility;

–	The distribution of all of the common shares of SNI to our common shareholders;
The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2007, 2006 and 2005 and for the three months ended March 31, 2008 give effect to the SNI Spin-Off as if the distribution and related transactions occurred on January 1, 2005. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 gives effect to the SNI Spin-Off as if the distribution and related transactions occurred on March 31, 2008. The unaudited pro forma condensed consolidated financial statements are subject to the assumptions and adjustments set forth in the accompanying notes. Management believes that the assumptions used and the adjustments made are reasonable under the circumstances and given the information available.

The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not intended to represent, or be indicative of, what the Company’s results of operations or financial position would have been had the SNI Spin-Off occurred on the dates indicated. The unaudited pro forma condensed consolidated financial information also should not be considered representative of the Company’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the:
•	Accompanying notes to the unaudited pro forma condensed consolidated financial information;

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2007;

•	The Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2008;

•	SNI’s Registration Statement on Form 10 initially filed with the Securities Exchange Commission on March 26, 2008, as amended by Amendment No. 1 filed on May 8, 2008, Amendment No. 2 filed on June 3, 2008, Amendment No. 3 filed on June 6, 2008 and Amendment No. 4 filed on June 11, 2008.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2008

		SNI Spin-off	Pro Forma			E. W. Scripps
(In thousands)	Historical (*)	(a)	Adjustments			Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$57,424	$(44,173)		$11,739	(b)	$24,990
Short-term investments	34,459	—				34,459
Accounts and notes receivables, net	550,110	(375,016)				175,094
Program and program licenses	225,514	(223,240)				2,274
Deferred income taxes	19,024	8,895				27,919
Assets of discontinued operations	173	—				173
Miscellaneous	56,315	(15,918)				40,397

Total current assets	943,019	(649,452)		11,739		305,306

Investments	220,259	(39,376)				180,883

Property, plant & equipment, net	570,636	(176,195)				394,441

Goodwill and other intangible assets:
Goodwill	1,659,519	(665,187)				994,332
Other intangible assets, net	181,936	(123,895)				58,041

Total goodwill and other intangible assets	1,841,455	(789,082)		—		1,052,373

Other assets:
Program and program licenses (less current)	265,063	(261,446)				3,617
Unamortized network distribution incentives	127,741	(127,741)				—
Prepaid pension	9,051	—				9,051
Miscellaneous	28,367	(10,205)		(1,419	)(c)	16,743

Total other assets	430,222	(399,392)		(1,419)		29,411

TOTAL ASSETS	$4,005,591	$(2,053,497)		$10,320		$1,962,414

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$85,430	$(31,860)	$			$53,570
Customer deposits and unearned revenue	54,376	(11,373)				43,003
Accrued liabilities:
Employee compensation and benefits	52,225	(14,365)				37,860
Accrued income taxes	32,343	(1,000)				31,343
Network distribution incentives	4,899	(4,899)				—
Accrued interest	4,581	—		(4,581	)(d)	—
Accrued marketing and advertising costs	21,470	(21,181)				289
Miscellaneous	58,667	(25,738)				32,929
Other current liabilities	32,098	(2,689)				29,411
Liabilities of discontinued operations	147	—				147

Total current liabilities	346,236	(113,105)		(4,581)		228,552

Deferred income taxes	362,015	(112,458)		(511	)(f)	249,046

Long-term debt	473,680	—		(413,680	)(e)	60,000

Other liabilities (less current portion)	205,835	(99,499)				106,336

TOTAL LIABILITIES	1,387,766	(325,062)		(418,772)		643,934

Minority interests	108,032	(104,582)				3,450

Shareholders’ equity	2,509,793	(1,623,853)		429,092	(f)	1,315,032

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,005,591	$(2,053,497)		$10,320		$1,962,414

(*)	Includes Cincinnati Post and Kentucky Post assets and liabilities classified as assets held for sale.
See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Three Months Ended March 31, 2008

						E. W.
		SNI Spin-off	Pro Forma			Scripps
(In thousands, except per share data)	Historical (*)	(b)	Adjustments			Pro Forma

Operating Revenues:
Advertising	$430,559	$(236,154)	$			$194,405
Referral fees	76,530	(76,530)				—
Network affiliate fees, net	67,430	(67,430)				—
Circulation	30,514	—				30,514
Licensing	18,606	(1,057)				17,549
Other	18,835	(7,187)				11,648

Total operating revenues	642,474	(388,358)		—		254,116

Costs and Expenses:
Employee compensation and benefits	185,678	(58,610)				127,068
Production and distribution	70,858	(14,099)				56,759
Programs and program licenses	76,555	(64,997)				11,558
Marketing and advertising	59,261	(55,690)				3,571
Other costs and expenses	70,610	(36,994)				33,616

Total costs and expenses	462,962	(230,390)		—		232,572

Depreciation, Amortization, and (Gains) Losses:
Depreciation	22,463	(12,177)				10,286
Amortization of intangible assets	6,299	(5,499)				800
Losses (gains) on disposal of property, plant and equipment	867	(764)				103

Net depreciation, amortization, and (gains) losses	29,629	(18,440)		—		11,189

Operating income	149,883	(139,528)		—		10,355
Interest expense	(5,832)	(269)		5,479	(c)	(622)
Equity in earnings of JOAs and other joint ventures	12,189	(3,676)				8,513
Miscellaneous, net	761	138				899

Income from continuing operations before income taxes and minority interests	157,001	(143,335)		5,479		19,145
Provision for income taxes	50,874	(46,523)		1,972	(d)	6,323

Income (loss) from continuing operations before minority interests	106,127	(96,812)		3,507		12,822
Minority interests	22,293	(22,267)				26

Income (loss) from continuing operations	$83,834	$(74,545)		$3,507		$12,796

Income from continuing operations per share of common stock:
Basic	$0.52					$0.08
Diluted	$0.51					$0.08

Weighted average shares outstanding:
Basic	162,653					162,653
Diluted	163,659					163,659

(*)	Includes Cincinnati Post and Kentucky Post as discontinued operations.
See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2007

		Cincinnati
		JOA
		Adjustments	Historical	SNI Spin-off	Pro Forma		E. W. Scripps
(In thousands, except per share data)	Historical	(a)	(Restated)	(b)	Adjustments		Pro Forma

Operating Revenues:
Advertising	$1,770,180	$	$1,770,180	$(928,758)	$		$841,422
Referral fees	254,460		254,460	(254,343)			117
Network affiliate fees, net	235,248		235,248	(235,248)			—
Circulation	118,696		118,696	—			118,696
Licensing	72,626		72,626	(724)			71,902
Other	65,930	(5)	65,925	(22,192)			43,733

Total operating revenues	2,517,140	(5)	2,517,135	(1,441,265)	—		1,075,870

Costs and Expenses:							—
Employee compensation and benefits	705,775	(4,770)	701,005	(216,941)			484,064
Production and distribution	282,663	(677)	281,986	(54,425)			227,561
Programs and program licenses	286,574		286,574	(239,343)			47,231
Marketing and advertising	202,580	(33)	202,547	(186,533)			16,014
Other costs and expenses	286,236	(704)	285,532	(124,649)			160,883

Total costs and expenses	1,763,828	(6,184)	1,757,644	(821,891)	—		935,753

Depreciation, Amortization, and (Gains) Losses:							—
Depreciation	83,014	(12)	83,002	(41,387)			41,615
Amortization of intangible assets	48,536		48,536	(45,446)			3,090
Write-down of uSwitch goodwill and intangible assets	411,006		411,006	(411,006)			—
Losses (Gains) on disposal of property, plant and equipment	632		632	(656)			(24)

Net depreciation, amortization, and (gains) losses	543,188	(12)	543,176	(498,495)	—		44,681

Operating income	210,124	6,191	216,315	(120,879)	—		95,436
Interest expense	(37,982)		(37,982)	860	33,014	(c)	(4,108)
Equity in earnings of JOAs and other joint ventures	63,221	(17,930)	45,291	(17,603)			27,688
Miscellaneous, net	19,284	10	19,294	(2,136)			17,158

Income from continuing operations before income taxes and minority interests	254,647	(11,729)	242,918	(139,758)	33,014		136,174
Provision for income taxes	177,265	(4,248)	173,017	(139,088)	11,885	(d)	45,814

Income (loss) from continuing operations before minority interests	77,382	(7,481)	69,901	(670)	21,129		90,360
Minority interests	82,981		82,981	(82,534)			447

Income (loss) from continuing operations	$(5,599)	$(7,481)	$(13,080)	$81,864	$21,129		$89,913

Income (loss) from continuing operations per share of common stock:
Basic	$(0.03)		$(0.08)				$0.55
Diluted	$(0.03)		$(0.08)				$0.55

Weighted average shares outstanding:
Basic	163,014		163,014				163,014
Diluted	163,014		163,014				164,267

See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2006

		Cincinnati
		JOA
		Adjustments	Historical	SNI Spin-off	Pro Forma		E. W. Scripps
(In thousands, except per share data)	Historical	(a)	(Restated)	(b)	Adjustments		Pro Forma

Operating Revenues:
Advertising	$1,771,916	$	$1,771,916	$(835,848)	$		$936,068
Referral fees	269,403		269,403	(269,377)			26
Network affiliate fees, net	194,662		194,662	(194,662)			—
Circulation	122,961		122,961	—			122,961
Licensing	75,137		75,137	(394)			74,743
Other	63,998		63,998	(23,188)			40,810

Total operating revenues	2,498,077	—	2,498,077	(1,323,469)	—		1,174,608

Costs and Expenses:
Employee compensation and benefits	666,284	(5,306)	660,978	(181,205)			479,773
Production and distribution	297,636	(683)	296,953	(54,241)			242,712
Programs and program licenses	243,235		243,235	(196,052)			47,183
Marketing and advertising	226,044	(39)	226,005	(210,746)			15,259
Other costs and expenses	267,860	(698)	267,162	(111,149)			156,013

Total costs and expenses	1,701,059	(6,726)	1,694,333	(753,393)	—		940,940

Depreciation, Amortization, and (Gains) Losses:
Depreciation	70,818	(14)	70,804	(29,156)			41,648
Amortization of intangible assets	44,281		44,281	(41,685)			2,596
Losses (Gains) on disposal of property, plant and equipment	1,124		1,124	(539)			585
Gain on formation of Colorado newspaper partnership	(3,535)		(3,535)	—			(3,535)
Hurricane recoveries, net	(1,900)		(1,900)	—			(1,900)

Net depreciation, amortization, and (gains) losses	110,788	(14)	110,774	(71,380)	—		39,394

Operating income	686,230	6,740	692,970	(498,696)	—		194,274
Interest expense	(55,965)		(55,965)	1,404	49,589	(c)	(4,972)
Equity in earnings of JOAs and other joint ventures	55,196	(20,751)	34,445	(13,378)			21,067
Miscellaneous, net	4,743	9	4,752	(256)			4,496

Income from continuing operations before income taxes and minority interests	690,204	(14,002)	676,202	(510,926)	49,589		214,865
Provision for income taxes	219,261	(5,084)	214,177	(137,737)	17,852	(d)	94,292

Income (loss) from continuing operations before minority interests	470,943	(8,918)	462,025	(373,189)	31,737		120,573
Minority interests	73,766		73,766	(72,796)			970

Income (loss) from continuing operations	$397,177	$(8,918)	$388,259	$(300,393)	$31,737		$119,603

Income from continuing operations per share of common stock:
Basic	$2.43		$2.38				$0.73
Diluted	$2.41		$2.36				$0.73

Weighted average shares outstanding:
Basic	163,223		163,223				163,223
Diluted	164,849		164,849				164,849

See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2005

		Cincinnati
		JOA
		Adjustments	Historical	SNI Spin-off	Pro Forma		E. W. Scripps
(In thousands, except per share data)	Historical	(a)	(restated)	(b)	Adjustments		Pro Forma

Operating Revenues:
Advertising	$1,621,768	$	$1,621,768	$(726,604)	$		$895,164
Referral fees	98,881		98,881	(98,881)			—
Network affiliate fees, net	167,012		167,012	(167,012)			—
Circulation	128,168		128,168	—			128,168
Licensing	77,049		77,049	(457)			76,592
Other	61,756		61,756	(9,507)			52,249

Total operating revenues	2,154,634	—	2,154,634	(1,002,461)	—		1,152,173

Costs and Expenses:
Employee compensation and benefits	597,094	(6,299)	590,795	(128,995)			461,800
Production and distribution	288,354	(694)	287,660	(47,917)			239,743
Programs and program licenses	221,167		221,167	(173,823)			47,344
Marketing and advertising	152,515	(41)	152,474	(138,600)			13,874
Other costs and expenses	228,600	(1,030)	227,570	(83,774)			143,796

Total costs and expenses	1,487,730	(8,064)	1,479,666	(573,109)	—		906,557

Depreciation, Amortization, and (Gains) Losses:
Depreciation	62,878	(27)	62,851	(19,842)			43,009
Amortization of intangible assets	19,500		19,500	(17,614)			1,886
Losses (Gains) on disposal of property, plant and equipment	602		602	(34)			568
Hurricane recoveries, net	(983)		(983)	(273)			(1,256)

Net depreciation, amortization, and (gains) losses	81,997	(27)	81,970	(37,763)	—		44,207

Operating income	584,907	8,091	592,998	(391,589)	—		201,409

Interest expense	(38,791)		(38,791)	1,354	32,502	(c)	(4,935)
Equity in earnings of JOAs and other joint ventures	61,926	(23,532)	38,394	(11,120)			27,274
Miscellaneous, net	5,756	3	5,759	18			5,777

Income from continuing operations before income taxes and minority interests	613,798	(15,438)	598,360	(401,337)	32,502		229,525
Provision for income taxes	216,815	(5,534)	211,281	(130,088)	11,701	(d)	92,894

Income (loss) from continuing operations before minority interests	396,983	(9,904)	387,079	(271,249)	20,801		136,631

Minority interests	58,467		58,467	(54,431)			4,036

Income (loss) from continuing operations	$338,516	$(9,904)	$328,612	$(216,818)	$20,801		$132,595

Income from continuing operations per share of common stock:
Basic	$2.07		$2.01				$0.81
Diluted	$2.05		$1.99				$0.80

Weighted average shares outstanding:
Basic	163,279		163,279				163,279
Diluted	165,435		165,435				165,435

See notes to unaudited Pro Forma condensed consolidated financial statements.

The E.W. Scripps Company
Notes to unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 (In thousands)
(a)	Represents the assets, liabilities and equity of Scripps Networks Interactive (“SNI”), the common shares which were distributed to our shareholders on July 1, 2008.

(b)	Represents estimated cash inflows relating to (i) special cash dividend received from SNI of $430,000 and (ii) the receipt of $60,000, the amount drawn on our $200,000 credit facility. Such estimated cash inflows are partially offset by the repayment of corporate notes, borrowings and interest under our variable-rate credit facilities of $478,261.

(c)	Represents the write-off of the un-amortized balance of debt issuance costs of $1,419 related to the corporate debt and revolving credit facility repaid in connection with the SNI Spin-Off.

(d)	Represents the payment of the accrued interest related to the corporate notes and borrowings under our variable-rate credit facilities repaid in connection with the SNI Spin-Off.

(e)	Represents the repayment of the corporate debt $473,680 in connection with the SNI Spin-Off offset by the $60,000 drawn on the $200,000 credit facility.

(f)	Represents increase to our shareholders’ equity due to the special cash dividends received from SNI of $430,000. Such increase is offset by the net estimated loss of approximately $908 relating to the write-off of debt issuance costs, net of related taxes of $511.

The E.W. Scripps Company
Notes to unaudited pro forma condensed consolidated statement of income for the three months ended March 31, 2008 and the years ended December 31, 2007, 2006 and 2005 (in thousands)
(a)	Represents the classification of Cincinnati Post and Kentucky Post newspapers that participated in the Cincinnati JOA as discontinued operations, in accordance with the provisions of FAS 144. The Cincinnati joint operating agreement with Gannett Co. Inc. was not renewed when the agreement expired on December 31, 2007. In connection with the termination of the JOA, we ceased publication of our Cincinnati Post and Kentucky Post newspapers that participated in the Cincinnati JOA.

(b)	Represents the results of operations of SNI, the common shares of which were distributed to our shareholders on July 1, 2008. Other costs and expenses includes $5,345 and $3,849 in the three months ended March 31, 2008 and year ended December 31, 2007, respectively, of transaction costs directly related to the consummation of the SNI Spin-Off. These non-recurring charges will be recorded within discontinued operations.

(c)	Reflects interest expense reduction on corporate debt of $6,094, $35,510, $52,085, $34,998 for the three months ended March 31, 2008 and years ended December 31, 2007, 2006, and 2005, respectively given the repayment of the corporate notes and borrowings under the variable credit facilities in connection with the SNI Spin-Off offset by interest expense of $615 in the three months ended March 31, 2008 and $2,496 in each of the years ended December 31, 2007, 2006 and 2005, related to our draw of $60,000 on the $200,000 credit facility with a five year maturity. The interest expense on the $60,000 draw has been computed using an assumed interest rate of 4.16%, which represents the LIBOR rate in effect as of March 31, 2008 plus 1.5%. Each one-eighth of one percent change in LIBOR would result in a change in interest expense of $75 per annum.

(d)	Represents the tax effects of (c) above using a tax rate of 36% which represents the federal statutory rate of 35%, plus state rate of 1%.